UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Growth Fund

July 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 16, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2013. On March 13, 2013, the Board of Trustees of the Fund approved proposals to change the Fund’s investment policies and strategy as described below. In general, pursuant to these changes, the Fund will: (1) be managed by a team of portfolio managers rather than the sector analyst-based management currently in use; (2) generally invest in a smaller number of issuers than is currently the case; and (3) place more emphasis on investments in mid- and smaller-capitalization companies. The Fund’s primary benchmark also changed to the Russell 3000 Growth Index on April 1, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Adviser seeks to identify companies or industries for which other investors have underestimated earnings potential — for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base or similar factors) that would cause a company to grow faster than market forecasts.

In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.

Investment Results

The table on page 4 shows the Fund’s performance compared to its current benchmark, the Russell 3000 Growth Index and its prior benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2013.

ALLIANCEBERNSTEIN GROWTH FUND •	1

All share classes of the Fund gained in absolute terms but underperformed both benchmarks for both periods. During the annual reporting period, the Fund altered its investment policies and is now emphasizing mid- and smaller-capitalization companies. Compared to the Fund’s prior benchmark, cash holdings in a rising market was the largest detractor from returns, while stock selection in the financial sector contributed to returns.

For the six-month period, compared to the prior benchmark, stock selection in the health care sector undercut relative performance, including not owning several strong performing biotechnology stocks. The financials sector was one of the strongest performers for the period, and stock selection in the sector benefitted returns.

The Fund did not utilize derivatives during either the six- or 12-month periods.

Market Review and Investment Strategy

Equity markets gained during the annual reporting period, with strong double-digit returns registered by most sectors. Consumer discretionary and health care stocks led the market while the technology sector lagged. After a strong run to start the year, equities fell from mid-May peaks as investors grew concerned about the possible unwinding of quantitative easing in the U.S. Despite new uncertainties and mixed macroeconomic signals, the Growth Investment Team (the “Team”) believes the environment still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

The Team believes that investors are waiting to see whether U.S. Federal Reserve Chairman Ben Bernanke starts winding down asset purchases as signaled in recent comments. While equity markets initially reacted negatively, the Team believes that a gradual end to quantitative easing means that the U.S. economy is getting healthier, which should support earnings growth and stocks. The Team has increased the Fund’s investment in stocks of companies with strong business models as evidenced by high returns and high organic growth opportunities.

2	• ALLIANCEBERNSTEIN GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

Neither the unmanaged Russell 3000® Growth Index nor the Russell 1000® Growth Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of the broad growth market measuring the 3,000 largest companies within the U.S. The Russell 1000 Index represents the performance of 1,000 large-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JULY 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Growth Fund*
Class A	10.85%	20.70%

Class B**	10.40%	19.75%

Class C	10.46%	19.84%

Advisor Class†	11.03%	21.09%

Class R†	10.76%	20.55%

Class K†	10.90%	20.87%

Class I†	11.09%	21.28%

Current Benchmark: Russell 3000 Growth Index	13.33%	22.65%

Prior Benchmark: Russell 1000 Growth Index	12.89%	21.64%

On April 1, 2013, the Fund changed certain of its investment policies as well as its benchmark from the Russell 1000 Growth Index to the Russell 3000 Growth Index. As a result, the performance shown for periods prior to April 1, 2013 may not be representative of the Fund’s performance under its current investment policies.

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended July 31, 2013, by 0.06%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/03 TO 7/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Fund Class A shares (from 7/31/03 to 7/31/13) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.70%	15.57%
5 Years	6.22%	5.30%
10 Years	6.39%	5.93%

Class B Shares
1 Year	19.75%	15.75%
5 Years	5.37%	5.37%
10 Years(a)	5.72%	5.72%

Class C Shares
1 Year	19.84%	18.84%
5 Years	5.45%	5.45%
10 Years	5.62%	5.62%

Advisor Class Shares†
1 Year	21.09%	21.09%
5 Years	6.55%	6.55%
10 Years	6.71%	6.71%

Class R Shares†
1 Year	20.55%	20.55%
5 Years	6.13%	6.13%
Since Inception*	4.67%	4.67%

Class K Shares†
1 Year	20.87%	20.87%
5 Years	6.46%	6.46%
Since Inception*	4.99%	4.99%

Class I Shares†
1 Year	21.28%	21.28%
5 Years	6.81%	6.81%
Since Inception*	5.33%	5.33%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.46%, 2.27%, 2.18%, 1.16%, 1.60%, 1.28% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	9.37%
5 Years	4.12%
10 Years	5.73%

Class B Shares
1 Year	9.34%
5 Years	4.18%
10 Years(a)	5.53%

Class C Shares
1 Year	12.40%
5 Years	4.26%
10 Years	5.42%

Advisor Class Shares†
1 Year	14.59%
5 Years	5.34%
10 Years	6.52%

Class R Shares†
1 Year	14.05%
5 Years	4.92%
Since Inception*	3.97%

Class K Shares†
1 Year	14.40%
5 Years	5.26%
Since Inception*	4.28%

Class I Shares†
1 Year	14.76%
5 Years	5.60%
Since Inception*	4.62%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,108.50	$7.32	1.40%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%
Class B
Actual	$1,000	$1,104.00	$11.32	2.17%
Hypothetical**	$1,000	$1,014.03	$10.84	2.17%
Class C
Actual	$1,000	$1,104.60	$11.01	2.11%
Hypothetical**	$1,000	$1,014.33	$10.54	2.11%
Advisor Class
Actual	$1,000	$1,110.30	$5.70	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%
Class R
Actual	$1,000	$1,107.60	$8.26	1.58%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%
Class K
Actual	$1,000	$1,109.00	$6.64	1.27%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%
Class I
Actual	$1,000	$1,110.90	$4.92	0.94%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $606.8

TEN LARGEST HOLDINGS**

July 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$28,190,750	4.6%
Google, Inc. – Class A	20,356,218	3.4
Biogen Idec, Inc.	18,951,134	3.1
Philip Morris International, Inc.	18,421,021	3.0
Intercontinental Exchange, Inc.	17,278,015	2.9
Precision Castparts Corp.	17,187,735	2.8
Schlumberger Ltd.	17,128,098	2.8
Cognizant Technology Solutions Corp. – Class A	16,254,450	2.7
priceline.com, Inc.	14,374,123	2.4
Gilead Sciences, Inc.	14,324,609	2.4
	$182,466,153	30.1%

*	All data are as of July 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Information Technology – 26.8%
Communications Equipment – 0.8%
QUALCOMM, Inc.	74,210	$4,790,256

Computers & Peripherals – 5.1%
Apple, Inc.	62,300	28,190,750
EMC Corp./MA	112,660	2,946,059

		31,136,809

Internet Software & Services – 8.6%
eBay, Inc.(a)	252,520	13,052,759
Facebook, Inc. – Class A(a)	337,930	12,445,962
Google, Inc. – Class A(a)	22,934	20,356,218
LinkedIn Corp. – Class A(a)	32,660	6,655,781

		52,510,720

IT Services – 5.4%
Cognizant Technology Solutions Corp. – Class A(a)	224,540	16,254,450
MAXIMUS, Inc.	114,300	4,298,823
Visa, Inc. – Class A	67,980	12,033,140

		32,586,413

Semiconductors & Semiconductor Equipment – 1.1%
ASML Holding NV	77,070	6,928,593

Software – 5.8%
ANSYS, Inc.(a)	88,750	7,085,800
Aspen Technology, Inc.(a)	97,390	3,169,071
Cadence Design Systems, Inc.(a)	358,560	5,227,805
Citrix Systems, Inc.(a)	107,380	7,733,507
Red Hat, Inc.(a)	106,140	5,494,868
ServiceNow, Inc.(a)	55,950	2,438,301
TIBCO Software, Inc.(a)	151,015	3,766,314

		34,915,666

		162,868,457

Consumer Discretionary – 17.7%
Automobiles – 1.4%
Harley-Davidson, Inc.	148,450	8,427,507

Hotels, Restaurants & Leisure – 1.7%
Starbucks Corp.	147,400	10,500,776

Internet & Catalog Retail – 5.3%
Amazon.com, Inc.(a)	43,570	13,124,155
HomeAway, Inc.(a)	143,080	4,308,139
priceline.com, Inc.(a)	16,415	14,374,123

		31,806,417

Media – 5.0%
AMC Networks, Inc. – Class A(a)	71,902	4,908,030
Comcast Corp. – Class A	216,260	9,749,001

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B	104,870	$7,631,390
Walt Disney Co. (The)	121,660	7,865,319

		30,153,740

Specialty Retail – 2.9%
CarMax, Inc.(a)	64,180	3,147,387
Lowe’s Cos., Inc.	169,100	7,538,478
O’Reilly Automotive, Inc.(a)	56,980	7,137,315

		17,823,180

Textiles, Apparel & Luxury Goods – 1.4%
Michael Kors Holdings Ltd.(a)	126,813	8,539,587

		107,251,207

Health Care – 16.9%
Biotechnology – 8.2%
Biogen Idec, Inc.(a)	86,880	18,951,134
Celgene Corp.(a)	75,080	11,026,249
Gilead Sciences, Inc.(a)	233,110	14,324,609
Quintiles Transnational Holdings, Inc.(a)	123,543	5,540,904

		49,842,896

Health Care Equipment & Supplies – 2.6%
HeartWare International, Inc.(a)	68,280	6,310,438
Intuitive Surgical, Inc.(a)	23,560	9,141,280

		15,451,718

Health Care Providers & Services – 1.5%
UnitedHealth Group, Inc.	128,200	9,339,370

Life Sciences Tools & Services – 1.1%
Illumina, Inc.(a)	83,530	6,667,365

Pharmaceuticals – 3.5%
Allergan, Inc./United States	103,380	9,419,985
Bristol-Myers Squibb Co.	268,500	11,609,940

		21,029,925

		102,331,274

Consumer Staples – 12.8%
Food & Staples Retailing – 4.0%
Costco Wholesale Corp.	100,920	11,836,907
CVS Caremark Corp.	203,890	12,537,196

		24,374,103

Food Products – 3.0%
Green Mountain Coffee Roasters, Inc.(a)(b)	91,870	7,090,527
Hershey Co. (The)	77,550	7,357,168
Mead Johnson Nutrition Co. – Class A	51,500	3,751,260

		18,198,955

Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	79,600	5,225,740

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 4.9%
Altria Group, Inc.	328,710	$11,524,573
Philip Morris International, Inc.	206,560	18,421,021

		29,945,594

		77,744,392

Industrials – 12.7%
Aerospace & Defense – 4.9%
Boeing Co. (The)	118,020	12,403,902
Precision Castparts Corp.	77,520	17,187,735

		29,591,637

Air Freight & Logistics – 0.6%
Expeditors International of Washington, Inc.	84,200	3,394,944

Commercial Services & Supplies – 0.4%
Stericycle, Inc.(a)	18,850	2,185,469

Electrical Equipment – 0.9%
AMETEK, Inc.	114,230	5,286,564

Industrial Conglomerates – 1.6%
Danaher Corp.	148,050	9,969,687

Marine – 1.1%
Kirby Corp.(a)	76,270	6,441,764

Professional Services – 0.8%
Robert Half International, Inc.	139,390	5,190,884

Road & Rail – 1.0%
JB Hunt Transport Services, Inc.	85,410	6,399,771

Trading Companies & Distributors – 1.4%
WW Grainger, Inc.	32,600	8,545,764

		77,006,484

Financials – 6.1%
Capital Markets – 2.7%
Affiliated Managers Group, Inc.(a)	56,950	10,270,933
BlackRock, Inc. – Class A	21,690	6,115,712

		16,386,645

Diversified Financial Services – 2.9%
IntercontinentalExchange, Inc.(a)	94,700	17,278,015

Real Estate – 0.5%
Realogy Holdings Corp.(a)	71,407	3,210,459

		36,875,119

Energy – 4.9%
Energy Equipment & Services – 3.5%
Oceaneering International, Inc.	50,220	4,072,340
Schlumberger Ltd.	210,600	17,128,098

		21,200,438

12	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.4%
Noble Energy, Inc.	140,540	$8,782,344

		29,982,782

Total Common Stocks (cost $480,767,931)		594,059,715

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $13,679,873)	13,679,873	13,679,873

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $494,447,804)		607,739,588

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,084,263)	4,084,263	4,084,263

Total Investments – 100.8% (cost $498,532,067)		611,823,851
Other assets less liabilities – (0.8)%		(5,068,822)

Net Assets – 100.0%		$606,755,029

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $480,767,931)	$594,059,715 (a)
Affiliated issuers (cost $17,764,136—including investment of cash collateral for securities loaned of $4,084,263)	17,764,136
Foreign currencies, at value (cost $116,890)	118,466
Dividends and interest receivable	243,302
Receivable for shares of beneficial interest sold	70,424

Total assets	612,256,043

Liabilities
Payable for collateral received on securities loaned	4,084,263
Payable for shares of beneficial interest redeemed	579,212
Advisory fee payable	380,666
Distribution fee payable	198,999
Transfer Agent fee payable	98,427
Accrued expenses and other liabilities	159,447

Total liabilities	5,501,014

Net Assets	$606,755,029

Composition of Net Assets
Shares of beneficial interest, at par	$134
Additional paid-in capital	572,471,221
Accumulated net investment loss	(1,780,249)
Accumulated net realized loss on investment and foreign currency transactions	(77,229,437)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	113,293,360

$606,755,029

Net Asset Value Per Share—unlimited shares authorized,

$.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$513,990,907	10,572,573	$48.62	*

B	$21,313,437	673,341	$31.65

C	$61,326,434	1,922,364	$31.90

Advisor	$6,937,744	135,146	$51.34

R	$1,185,487	24,551	$48.29

K	$1,985,461	40,093	$49.52

I	$15,559	305.71	$50.89

(a)	Includes securities on loan with a value of $4,067,386 (see Note E).

*	The maximum offering price per share for Class A shares was $50.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,980)	$7,275,003
Affiliated issuers	29,885
Securities lending income	34,937	$7,339,825

Expenses
Advisory fee (see Note B)	4,384,625
Distribution fee—Class A	1,478,965
Distribution fee—Class B	228,323
Distribution fee—Class C	591,353
Distribution fee—Class R	6,892
Distribution fee—Class K	3,710
Transfer agency—Class A	1,497,493
Transfer agency—Class B	88,277
Transfer agency—Class C	190,952
Transfer agency—Advisor Class	20,607
Transfer agency—Class R	3,515
Transfer agency—Class K	2,854
Transfer agency—Class I	17
Custodian	160,833
Printing	142,761
Trustees’ fees	59,387
Audit	41,454
Legal	37,100
Registration fees	31,036
Miscellaneous	22,211

Total expenses		8,992,365

Net investment loss		(1,652,540)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		31,603,772
Foreign currency transactions		36,022
Net change in unrealized appreciation/depreciation of:
Investments		79,620,059
Foreign currency denominated assets and liabilities		5,218

Net gain on investment and foreign currency transactions		111,265,071

Net Increase in Net Assets from Operations		$109,612,531

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,652,540)		$(1,614,338)
Net realized gain (loss) on investment and foreign currency transactions	31,639,794		(20,673,222)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	79,625,277		43,303,353

Net increase in net assets from operations	109,612,531		21,015,793
Transactions in Shares of Beneficial Interest
Net decrease	(78,393,152)		(82,004,422)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	467,475

Total increase (decrease)	31,219,379		(60,521,154)
Net Assets
Beginning of period	575,535,650		636,056,804

End of period (including accumulated net investment loss of ($1,780,249) and ($1,249,956), respectively)	$606,755,029		$575,535,650

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN GROWTH FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$594,059,715		$	– 0	–	$	– 0	–	$594,059,715
Short-Term Investments	13,679,873			– 0	–		– 0	–	13,679,873
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,084,263			– 0	–		– 0	–	4,084,263

Total Investments in Securities	611,823,851			– 0	–		– 0	–	611,823,851
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$611,823,851		$	– 0	–	$	– 0	–	$611,823,851

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,019,664 for the year ended July 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,864 from the sale of Class A shares and received $2,619, $19,725 and $1,970 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)	Dividend Income (000)
$ 31,896	$166,533	$184,749	$13,680	$23

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended July 31, 2013 amounted to $470,970, of which $2,902 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$398,409,753		$456,948,247
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$498,793,185

Gross unrealized appreciation	$116,856,340
Gross unrealized depreciation	(3,825,674)

Net unrealized appreciation	$113,030,666

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities.

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2013, the Fund had securities on loan with a value of $4,067,386 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,084,263. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $34,937 and $6,839 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)	Dividend Income (000)
$ 5,656	$84,723	$86,295	$4,084	$7

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

Class A
Shares sold	214,441	247,347	$9,409,626	$9,526,736

Shares converted from Class B	111,399	190,488	4,859,565	7,382,269

Shares redeemed	(1,734,142)	(2,063,334)	(75,820,455)	(79,069,835)

Net decrease	(1,408,302)	(1,625,499)	$(61,551,264)	$(62,160,830)

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

	Shares				Amount
	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2013	Year Ended July 31, 2012

Class B
Shares sold	51,535		70,111		$1,468,149		$1,768,792

Shares converted to Class A	(170,424)		(289,180)		(4,859,565)		(7,382,269)

Shares redeemed	(137,733)		(177,349)		(3,937,487)		(4,480,655)

Net decrease	(256,622)		(396,418)		$(7,328,903)		$(10,094,132)

Class C
Shares sold	58,604		64,620		$1,719,008		$1,654,370

Shares redeemed	(343,360)		(356,024)		(9,878,956)		(9,040,569)

Net decrease	(284,756)		(291,404)		$(8,159,948)		$(7,386,199)

Advisor Class
Shares sold	39,569		28,738		$1,823,126		$1,172,088

Shares redeemed	(66,564)		(86,265)		(3,055,301)		(3,466,418)

Net decrease	(26,995)		(57,527)		$(1,232,175)		$(2,294,330)

Class R
Shares sold	4,470		11,586		$192,091		$440,133

Shares redeemed	(21,225)		(6,457)		(910,801)		(241,097)

Net increase (decrease)	(16,755)		5,129		$(718,710)		$199,036

Class K
Shares sold	22,411		13,573		$996,276		$556,000

Shares redeemed	(9,132)		(21,773)		(398,427)		(823,967)

Net increase (decrease)	13,279		(8,200)		$597,849		$(267,967)

Class I
Shares redeemed	– 0	–(a)	– 0	–	$(1)	$	– 0	–

Net (decrease)	– 0	–(a)	– 0	–	$(1)	$	– 0	–

(a)	Share amount is less than one full share.

For the year ended July 31, 2012, the Fund received $467,475 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

26	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2013.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(78,748,567	)(a)
Unrealized appreciation/(depreciation)	113,032,241	(b)

Total accumulated earnings/(deficit)	$34,283,674

(a)

On July 31, 2013, the Fund had a net capital loss carryforward of $76,968,318. During the fiscal year, the Fund utilized $29,548,542 of capital loss carryforwards to offset current year net realized gains. At July 31, 2013, the Fund had a qualified late-year ordinary loss deferral of $1,780,249. These losses are deemed to arise on August 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of

ALLIANCEBERNSTEIN GROWTH FUND •	27

Notes to Financial Statements

2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2013, the Fund had a net capital loss carryforward of $76,968,318 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 76,968,318	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and a net operating loss disallowance resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 40.28	$ 38.67	$ 31.40		$ 27.73	$ 35.95

Income From Investment Operations
Net investment income (loss)(a)	(.08)	(.06)	(.16)		(.09)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.42	1.67	7.43		3.76	(8.25)

Net increase (decrease) in net asset value from operations	8.34	1.61	7.27		3.67	(8.22)

Net asset value, end of period	$ 48.62	$ 40.28	$ 38.67		$ 31.40	$ 27.73

Total Return
Total investment return based on net asset value(b)*	20.70%	4.16%†	23.15	%†	13.23%	(22.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$513,991	$482,561	$526,113		$492,014	$494,401
Ratio to average net assets of:
Expenses	1.44%	1.46%	1.51	%+	1.54%+	1.57%
Net investment income (loss)	(.18)%	(.17)%	(.43	)%+	(.28 )%+	.11%
Portfolio turnover rate	70%	103%	145%		229%	189%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 26.43	$ 25.58	$ 20.94		$ 18.64	$ 24.37

Income From Investment Operations
Net investment loss(a)	(.27)	(.25)	(.29)		(.22)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.49	1.10	4.93		2.52	(5.59)

Net increase (decrease) in net asset value from operations	5.22	.85	4.64		2.30	(5.73)

Net asset value, end of period	$ 31.65	$ 26.43	$ 25.58		$ 20.94	$ 18.64

Total Return
Total investment return based on net asset value(b)*	19.75%	3.32%†	22.16	%†	12.34%	(23.51)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,313	$24,578	$33,929		$41,044	$54,600
Ratio to average net assets of:
Expenses	2.22%	2.27%	2.31	%+	2.35%+	2.41%
Net investment loss	(.95)%	(.97)%	(1.22	)%+	(1.08)%+	(.78)%
Portfolio turnover rate	70%	103%	145%		229%	189%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 26.62	$ 25.74	$ 21.06		$ 18.73	$ 24.47

Income From Investment Operations
Net investment loss(a)	(.26)	(.23)	(.28)		(.21)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.54	1.11	4.96		2.54	(5.63)

Net increase (decrease) in net asset value from operations	5.28	.88	4.68		2.33	(5.74)

Net asset value, end of period	$ 31.90	$ 26.62	$ 25.74		$ 21.06	$ 18.73

Total Return
Total investment return based on net asset value(b)*	19.84%	3.42%†	22.22	%†	12.44%	(23.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,326	$58,755	$64,319		$62,462	$62,069
Ratio to average net assets of:
Expenses	2.16%	2.18%	2.24	%+	2.27%+	2.31%
Net investment loss	(.90)%	(.89)%	(1.15	)%+	(1.01)%+	(.64)%
Portfolio turnover rate	70%	103%	145%		229%	189%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 42.40	$ 40.59	$ 32.86		$ 28.93		$ 37.39

Income From Investment Operations
Net investment income (loss)(a)	.05	.05	(.05)		.01		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.89	1.76	7.78		3.92		(8.54)

Net increase (decrease) in net asset value from operations	8.94	1.81	7.73		3.93		(8.46)

Net asset value, end of period	$ 51.34	$ 42.40	$ 40.59		$ 32.86		$ 28.93

Total Return
Total investment return based on net asset value(b)*	21.09%	4.46%†	23.52	%†	13.58%		(22.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,938	$6,875	$8,915		$9,513		$10,129
Ratio to average net assets of:
Expenses	1.14%	1.16%	1.21	%+	1.24	%+	1.27%
Net investment income (loss)	.12%	.13%	(.12	)%+	.03	%+	.30%
Portfolio turnover rate	70%	103%	145%		229%		189%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 40.06	$ 38.52	$ 31.32		$ 27.67	$ 35.87

Income From Investment Operations
Net investment income (loss)(a)	(.12)	(.12)	(.19)		(.11)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.35	1.66	7.39		3.76	(8.24)

Net increase (decrease) in net asset value from operations	8.23	1.54	7.20		3.65	(8.20)

Net asset value, end of period	$ 48.29	$ 40.06	$ 38.52		$ 31.32	$ 27.67

Total Return
Total investment return based on net asset value(b)*	20.55%	4.00%†	22.99	%†	13.19%	(22.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,186	$1,655	$1,394		$1,122	$1,001
Ratio to average net assets of:
Expenses	1.59%	1.60%	1.60	%+	1.62%+	1.56%
Net investment income (loss)	(.29)%	(.32)%	(.53	)%+	(.37 )%+	.16%
Portfolio turnover rate	70%	103%	145%		229%	189%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2013	2012	2011		2010	2009

Net asset value, beginning of period	$ 40.97	$ 39.25	$ 31.81		$ 28.03	$ 36.21

Income From Investment Operations
Net investment income (loss)(a)	(.03)	.00 (c)	(.08)		(.01)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.58	1.72	7.52		3.79	(8.26)

Net increase (decrease) in net asset value from operations	8.55	1.72	7.44		3.78	(8.18)

Net asset value, end of period	$ 49.52	$ 40.97	$ 39.25		$ 31.81	$ 28.03

Total Return
Total investment return based on net asset value(b)*	20.87%	4.38%†	23.39	%†	13.49%	(22.59)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,985	$1,099	$1,375		$1,387	$1,258
Ratio to average net assets of:
Expenses	1.28%	1.28%	1.31	%+	1.31%+	1.26%
Net investment income (loss)	(.06)%	.01%	(.21	)%+	(.04 )%+	.29%
Portfolio turnover rate	70%	103%	145%		229%	189%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 41.96	$ 40.08	$ 32.38		$ 28.43		$ 36.61

Income From Investment Operations
Net investment income(a)	.13	.13	.04		.03		.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.80	1.75	7.66		3.92		(8.52)

Net increase (decrease) in net asset value from operations	8.93	1.88	7.70		3.95		(8.18)

Net asset value, end of period	$ 50.89	$ 41.96	$ 40.08		$ 32.38		$ 28.43

Total Return
Total investment return based on net asset value(b)*	21.28%	4.69%†	23.78	%†	13.89%		(22.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16	$13	$12		$10		$2,499
Ratio to average net assets of:
Expenses	.95%	.96%	.97	%+	.83	%+	.97%
Net investment income	.29%	.33%	.10	%+	.32	%+	1.37%
Portfolio turnover rate	70%	103%	145%		229%		189%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2013, July 31, 2012, July 31, 2011, July 31, 2010 and July 31, 2009 by 0.06%, 0.38%, 0.25%, 0.25% and 0.55%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.08% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Growth Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Growth Fund (one of the series constituting The AllianceBernstein Portfolios) (the “Fund”), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2009 were audited by other auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Fund of The AllianceBernstein Portfolios at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2013

36	• ALLIANCEBERNSTEIN GROWTH FUND

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended July 31, 2013.

For the taxable year ended July 31, 2013, the Fund designates $7,002,208 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN GROWTH FUND •	37

Tax Information

TRUSTEES

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Growth Investment Team and US Sector Analysts. Messrs. Aronow, Caruso and Forgarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

38	• ALLIANCEBERNSTEIN GROWTH FUND

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 81 (2001)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 71 (2001)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013.

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008.

40	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is also a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008, Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.
+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

42	• ALLIANCEBERNSTEIN GROWTH FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Frank V. Caruso 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Joseph H. Fogarty 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GROWTH FUND •	43

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Fund (the “Fund”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

44	• ALLIANCEBERNSTEIN GROWTH FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at

ALLIANCEBERNSTEIN GROWTH FUND •	45

each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the Fund’s benchmark from November 2008 through March 2013) and the Russell 3000 Growth Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the indices) the period since inception (September 1990 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods. The Fund lagged the indices in all periods. At their March 2013 meeting the trustees approved changes to the Fund’s investment policies and strategy, including changing the Fund’s benchmark to the Russell 3000 Growth Index from the Russell 1000 Growth Index, effective April 1, 2013. The trustees noted that it was too early to assess the impact of these changes. Based on their review, the trustees concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that, although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also

46	• ALLIANCEBERNSTEIN GROWTH FUND

noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the average account size of the Fund was smaller than the size of the average account of the funds in its Expense Group, and that this adversely affects the Fund’s relative expense ratio because transfer agency fees are determined on an account by account basis. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The

ALLIANCEBERNSTEIN GROWTH FUND •	47

trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• ALLIANCEBERNSTEIN GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like serices;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Trust/Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GROWTH FUND •	49

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	March 31, 2013 Net Assets ($MM)	Fund
Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$589.4	Growth Fund

Set forth below are the Fund’s annualized semi-annual total expense ratios:6

Fund	Total Expense Ratio[7]			Fiscal Year End
Growth Fund	Advisor Class A Class B Class C Class R Class K Class I	1.18 1.48 2.26 2.20 1.60 1.29 0.96	% % % % % % %	July 31 (ratio as of January 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

50	• ALLIANCEBERNSTEIN GROWTH FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GROWTH FUND •	51

advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2013 net assets:9

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$589.4	U.S. Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.305%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.10 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Effective Fund Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/ Unhedged	0.75%

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

52	• ALLIANCEBERNSTEIN GROWTH FUND

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Growth Fund	0.750	0.750	4/17

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GROWTH FUND •	53

subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Fund	1.456	1.244	14/17	1.235	88/102

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

54	• ALLIANCEBERNSTEIN GROWTH FUND

and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,096, $2,359,062 and $24,291 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,179,154 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN GROWTH FUND •	55

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN GROWTH FUND

similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2013.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth Fund
1 year	7.29	8.13	7.54	11/17	65/121
3 year	12.04	12.06	11.79	9/15	46/113
5 year	4.65	4.98	4.77	8/13	56/104
10 year	7.60	7.60	7.55	5/9	35/75

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GROWTH FUND •	57

	Periods Ending February 28, 2013 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Growth Fund	7.29	12.04	4.65	7.60	8.83	17.01	0.41	10
Russell 1000 Growth Index[25]	9.60	13.80	6.38	8.42	8.97	15.00	0.50	10
Russell 3000 Growth Index	9.71	13.95	6.50	8.63	8.89	N/A	N/A	N/A
Inception Date: September 4, 1990

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

25	Prior to November 3, 2008, the Fund’s benchmark was the Russell 3000 Growth Index.

58	• ALLIANCEBERNSTEIN GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund*

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund*

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund. Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares.

ALLIANCEBERNSTEIN GROWTH FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN GROWTH FUND

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0151-0713

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in

2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting Ernst & Young LLP for the Fund’s last two years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2012	$29,000	$551	$10,817
2013	$29,000	—	$12,250

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2012	$926,568	$11,368
		$(551)
		$(10,817)
2013	$431,921	$12,250
		$—
		$(12,250)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 23, 2013